UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2009
Henry Schein, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-99.1

Item 1.01	Entry into a Material Definitive Agreement.
Amendment to Omnibus Agreement
     As previously disclosed, Henry Schein, Inc. (the “Company”) entered into the Omnibus Agreement, dated as of November 29, 2009 (the “Omnibus Agreement”), by and among the Company and certain of its subsidiaries, Butler Animal Health Holding Company LLC, a Delaware limited liability company (“Butler Holding”), Butler Animal Health Supply, LLC, a Delaware limited liability company and wholly owned subsidiary of Butler Holding, Oak Hill Capital Partners II, L.P., a Delaware limited partnership (“OHCP”), Oak Hill Capital Management Partners II, L.P., a Delaware limited partnership (“OHCM” and together with OHCP, “Oak Hill”), W.A. Butler Company, an Ohio corporation, Darby Group Companies, Inc., a New York corporation, Burns Veterinary Supply, Inc., a New York corporation (“Burns”), and certain other persons party thereto, a copy of which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 30, 2009.
     On December 31, 2009, the Company entered into Amendment No. 1 to the Omnibus Agreement (the “Amendment”) with Butler Holding, pursuant to which, among other things, the parties thereto agreed to reduce the aggregate cash payment by the Company to $43,499,839.22 which amount is subject to adjustment as set forth in the Omnibus Agreement. The amount of debt to be incurred by BAHS as part of a recapitalization at the closing was increased from approximately $300 million to approximately $320 million and resulted in a reduction in the cash payment to be made by the Company.
     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Put Rights Agreements
     On December 31, 2009, in connection with the consummation of the transactions contemplated by the Omnibus Agreement, the Company entered into (i) a Put Rights Agreement with Oak Hill and Butler Holding (the “Oak Hill Put Rights Agreement”), and (ii) a Put Rights Agreement with Burns and Butler Holding (the “Burns Put Rights Agreement” and together with the Oak Hill Put Rights Agreement, the “Put Rights Agreements”), which provide each of Oak Hill and Burns with certain rights to require the Company to purchase their respective direct and indirect ownership interests in Butler Holding (“Put Rights”).
     Pursuant to the Oak Hill Put Rights Agreement, Oak Hill can exercise its Put Rights from and after the earlier of (a) the first anniversary of the closing of the transactions contemplated by the Omnibus Agreement (the “Closing”) and (b) a change of control of the Company. Except in connection with a change of control prior to the first anniversary of the Closing (in which case there will not be any maximum), the Company’s maximum payment to Oak Hill under the Oak Hill Put Rights Agreement will not exceed $125 million for the first year during which Oak Hill can exercise its rights, $137.5 million for the second year and $150 million for the third year and for each year thereafter.
     Pursuant to the Burns Put Rights Agreement, Burns can exercise its Put Rights from and after the fifth anniversary of the Closing, at which time Burns will be permitted to sell to the Company up to 20% of its ownership interest in Butler Holding, which ownership interest will be measured as of the date of the Closing. If Oak Hill still owns ownership interests in Butler Holding at the time the Burns Put Rights begin, then the put amounts payable by HSI to Oak Hill and Burns in any year will not exceed $150 million in the aggregate.
     The purchase price of the Butler Holding ownership interests to be sold in connection with the exercise of the Put Rights will be determined either by the parties’ mutual agreement, by a third party investment bank or, if the securities are listed or quoted on NASDAQ or NYSE, the purchase price will be determined using the closing sale price of the securities.
     The foregoing descriptions of the Oak Hill Put Rights Agreement and the Burns Put Rights Agreement does not purport to be complete and are qualified in their entirety by reference to the complete text of the Oak Hill Put

Rights Agreement and the Burns Put Rights Agreement, which are filed as Exhibit 10.2 and Exhibit 10.3 hereto, respectively, and are incorporated herein by reference.
     The Amendment and the Put Rights Agreements are attached as exhibits hereto to provide you with information regarding the terms of the transactions described therein and are not intended to provide you with any other factual information or disclosure about the Company or any of its subsidiaries. The representations and warranties and covenants contained in the Amendment and the Put Rights Agreements were made for the purposes of such agreements and as of a specific date, were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the parties, including being qualified by disclosure schedules made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations and warranties may change after the dates of the Amendment and the Put Rights Agreements, which subsequent information may or may not be reflected in the Company’s public disclosures. Investors are not third party beneficiaries under the Amendment or the Put Rights Agreements and, in light of the foregoing reasons, should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company or its subsidiaries.

Item 8.01	Regulation FD Disclosure.
     On December 31, 2009, pursuant to the previously announced Omnibus Agreement, the Company and certain of its subsidiaries completed the contribution of certain assets and liabilities related to the Company’s United States animal health business to Butler Holding. A copy of the press release issued by the Company announcing the closing of the transactions contemplated by the Omnibus Agreement is attached hereto as Exhibit 99.1. A copy of the Omnibus Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 30, 2009.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits:

10.1	Amendment No. 1 to Omnibus Agreement, dated December 31, 209, by and among Henry Schein, Inc. and Butler Animal Health Holding Company LLC.

10.2	Put Rights Agreement, dated December 31, 2009, by and among Henry Schein, Inc., Oak Hill Capital Partners II, L.P., Oak Hill Capital Management Partners II, L.P., and Butler Animal Health Holding Company LLC.

10.3	Put Rights Agreement, dated December 31, 2009, by and among Henry Schein, Inc., Burns Veterinary Supply, Inc., and Butler Animal Health Holding Company LLC.

99.1	Press Release entitled “Henry Schein and Butler Animal Health Supply Announce Closing of the Transactions to Form Butler Schein Animal Health” issued by Henry Schein, Inc. on December 31, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC. (Registrant)
Date: December 31, 2009	By:	/s/ Michael S. Ettinger
Michael S. Ettinger
Senior Vice President and General Counsel

EXHIBIT INDEX
Exhibit

10.1	Amendment No. 1 to Omnibus Agreement, dated December 31, 209, by and among Henry Schein, Inc. and Butler Animal Health Holding Company LLC.

10.2	Put Rights Agreement, dated December 31, 2009, by and among Henry Schein, Inc., Oak Hill Capital Partners II, L.P., Oak Hill Capital Management Partners II, L.P., and Butler Animal Health Holding Company LLC.

10.3	Put Rights Agreement, dated December 31, 2009, by and among Henry Schein, Inc., Burns Veterinary Supply, Inc., and Butler Animal Health Holding Company LLC.

99.1	Press Release entitled “Henry Schein and Butler Animal Health Supply Announce Closing of the Transactions to Form Butler Schein Animal Health” issued by Henry Schein, Inc. on December 31, 2009.